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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 2000 included in PageLab Network, Inc. Form 10-SB filed on February 25, 2000 and to all references to our Firm included in this registration statement.


                         /s/ ARTHUR B. CARLSON III, CPA


Minneapolis, Minnesota
March 5, 2001


















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